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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                          _____________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 7, 2003
                        (Date of earliest event reported)

                          _____________________________

                       ACTION PRODUCTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________

           Florida                        000-13118              59-2095427
(State or other jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                        390 N. ORANGE AVENUE, SUITE 2185
                             ORLANDO, FLORIDA 32801
               (Address of principal executive offices, zip code)

                                 (407) 481-8007
              (Registrant's telephone number, including area code)

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Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On October 7, 2003, Action Products International, Inc. (the "Company") issued a press release setting forth the Company's, third-quarter and nine month, 2003 revenues. A copy of the Company's press release is attached hereto as Exhibit 99(a).

Exhibit Index

99(a) Press release, dated: October 7, 2003, issued by Action Products International, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ACTION PRODUCTS INTERNATIONAL, INC.

Date: October 8, 2003                              By:  /s/Robert L. Burrows
                                                        --------------------
                                                        Robert L. Burrows
                                                        Chief Financial Officer